Organization and Description of Business	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Description of Business

Note 1 – Organization and Description of Business

Akers Biosciences, Inc. (“Akers”), is a New Jersey corporation. These consolidated financial statements include three wholly owned subsidiaries, Cystron Biotech, LLC (“Cystron”), Akers Acquisition Sub, Inc. and Bout Time Marketing Corporation, (together, the “Company”). All material intercompany transactions have been eliminated in consolidation.

The Company was historically a developer of rapid health information technologies, but, since March 2020, has been primarily focused on the development of a vaccine candidate against SARS-CoV-2, a coronavirus currently causing a pandemic throughout the world. In response to the global pandemic, the Company is pursuing rapid development and manufacturing of its COVID-19 vaccine candidate, or combination product candidate (the “COVID-19 Vaccine Candidate”) in collaboration with Premas Biotech PVT Ltd. (“Premas”), an entity incorporated in India.

On July 7, 2020, the Company immediately ceased the production and sale of its rapid, point-of-care screening and testing products. The Company will continue to provide support for these testing products that remain in the market through respective product expiration dates. For a more detailed discussion of the Company’s cessation of its screening and testing products, see Note 3 and Note 6 herein.